AMERITAS LIFE INSURANCE CORP. ("AMERITAS")

                                  SUPPLEMENT TO

             AMERITAS LOW-LOAD SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                                   PROSPECTUS
                                DATED MAY 1, 2000

                         SUPPLEMENT DATED APRIL 3, 2001

     Effective May 1, 2001, the Neuberger Berman Advisers Management Trust Liquid Asset portfolio is no longer an available investment option under the Policy.

     Funds allocated to this portfolio as of the close of business April 30, 2001 may remain invested in the portfolio. If transferred out of the portfolio, however, reinvestment in the portfolio will not be an option.

     In the event that funds are allocated to the Liquid Asset portfolio as of May 1, 2001, Ameritas may proceed with filing an application with the Securities and Exchange Commission to substitute the shares of this portfolio with shares of another portfolio to be determined.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR VARIABLE POLICY ISSUED BY AMERITAS LIFE INSURANCE CORP. IF YOU DO NOT HAVE A CURRENT PROSPECTUS, PLEASE CONTACT AMERITAS AT 1-800-255-9678.